[USAA                         USAA INVESTMENT TRUST
EAGLE                       CORNERSTONE STRATEGY FUND
LOGO]                   SUPPLEMENT DATED NOVEMBER 6, 2002
                                TO THE PROSPECTUS
                              DATED OCTOBER 1, 2002



DELETE THE SECTION ENTITLED "HOW TO INVEST" IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING INFORMATION.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund of the USAA family of funds unless the registration is different.

To purchase  shares  through your USAA  brokerage  account,  please contact USAA
Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the policies and procedures that apply to your USAA brokerage account. Additional fees may also apply.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAX ID NUMBER

Each  shareholder  named on the account must provide a Social Security number or
other  taxpayer   identification   number  to  avoid  possible  tax  withholding
requirements set forth by the IRS.
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EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, these instruments must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[ ] $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments.

ADDITIONAL PURCHASES

[ ]  $50 minimum per transaction, per account.

INVESTART

[ ] No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

HOW TO PURCHASE BY . . .

INTERNET ACCESS - USAA.COM

[ ] You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another Fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MAIL

[ ]  To open an account, send your application and check to:

            USAA Investment Management Company
            9800 Fredericksburg Road
            San Antonio, TX 78288
            (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

[ ]  To  add to your  account,  send  your  check and  the  deposit  stub in the
     business   reply   envelope  that   accompanies   your  Fund's  transaction
     confirmation to the transfer agent:

            USAA Shareholder Account Services
            9800 Fredericksburg Road
            San Antonio, TX 78288
BANK WIRE

[ ] To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

ELECTRONIC FUNDS TRANSFER (EFT)

[ ] Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

[ ] If you would like to open a new account or exchange to another Fund in the USAA family of funds, call for instructions.

USAA TOUCHLINE 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

[ ] In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine from any touch-tone phone to access your Fund account to make selected purchases, exchange to another Fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

[ ] To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


DELETE THE SECTION ENTITLED "MONEY MARKET INSTRUMENTS" UNDER APPENDIX A ON PAGE 42.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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